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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                           -------------------------

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 1998

                                 DAN RIVER INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13421



               GEORGIA                                   58-1854637
        (State or other Jurisdiction of                  (I.R.S. Employer
        Incorporation or organization)                   Identification No.)

        2291 Memorial Drive                              24541
        Danville, Virginia                              (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 799-7000

















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            The undersigned registrant hereby amends the following item of its
Current Report on Form 8-K filed on October 27, 1998 as set forth in the pages attached hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)            Financial Statements of Business Acquired.

                           The following audited financial statements of The Bibb Company, together with a manually signed independent auditors report thereon and the notes thereto, are included in Exhibit 99.2 and are incorporated into this Item 7 by this reference:

                           (i)      Report of Independent Public Accountants;

                           (ii) Balance Sheets as of January 3, 1998 and December 28, 1996;

                           (iii) Statements of Operations for the year ended January 3, 1998; for the three months ended December 28, 1996; for the nine months ended September 28, 1996; and for the year ended December 30, 1995;

                           (iv) Statements of Changes in Stockholders' Equity (Deficit) for the year ended January 3, 1998; for the three months ended December 28, 1996; for the nine months ended September 28, 1996; and for the year ended December 30, 1995;

                           (v) Statements of Cash Flows for the year ended January 3, 1998; for the three months ended December 28, 1996; for the nine months ended September 28, 1996; and for the year ended December 30, 1995; and

                           (vi)     Notes to Financial Statements.

                           The following unaudited interim financial statements of The Bibb Company and the notes thereto are included in Exhibit 99.3 and are incorporated into this Item 7 by this reference:

                           (i) Condensed Balance Sheets as of July 4, 1998 and January 3, 1998;

                           (ii) Condensed Statements of Operations for the three and six months ended July 4, 1998 and June 28, 1997;

                           (iii)    Condensed Statement of Changes in
                                    Stockholders' Equity for the six months
                                    ended July 4, 1998;


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                           (iv)     Condensed Statement of Cash Flows for the
                                    six months ended July 4, 1998 and June 28,
                                    1997; and

                           (v)      Notes to Condensed Financial Statements.

                      (b)  Pro Forma Financial Information.

                           The following unaudited pro forma combined financial information of Dan River is included in Exhibit 99.4 and is incorporated into this Item 7 by this reference:

                           (i) Unaudited Pro Forma Combined Balance Sheet as of July 4, 1998;

                           (ii) Notes to Unaudited Pro Forma Combined Balance Sheet;

                           (iii) Unaudited Pro Forma Combined Statement of Income (Pre-Merger) for the year ended January 3, 1998;

                           (iv) Unaudited Pro Forma Combined Statement of Income (Merger) for the year ended January 3, 1998; and

                           (v) Unaudited Pro Forma Combined Statement of Income for the six months ended July 4, 1998.

                      (c)  Exhibits.

Exhibit No.


            2.1 Agreement and Plan of Merger, dated as of June 28, 1998, as amended August 14, 1998, by and between Dan River Inc. and The Bibb Company (incorporated by reference to Annex A to the Joint Proxy Statement of Dan River and Bibb included in Dan River's Registration Statement on Form S-4 (File No. 333-58855)). Disclosure letters and exhibits referenced in the Agreement and Plan of Merger are hereby incorporated by reference. Such disclosure letters and exhibits have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

            2.2 Second Amendment to Agreement and Plan of Merger, dated as of September 23, 1998, among Dan River Inc., DR Acquisition Corp. and The Bibb Company (incorporated by reference to Annex S-A to the Supplement to Joint Proxy Statement of Dan River and Bibb included in Post-Effective Amendment No. 1 to Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

            20.1 Joint Proxy Statement of Dan River and Bibb dated August 19, 1998 (incorporated by reference to pages 1 through 63 of Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

            20.2 Supplement to Joint Proxy Statement (incorporated by reference to pages S-1 through S-6 of Post-Effective Amendment No. 1 to Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

            23.1  Consent of Arthur Anderson, LLP.

            99.1  Press Release, dated October 14, 1998, issued by Dan River
Inc.

            99.2 Audited Financial Statements of The Bibb Company, as described in Item 7(a) of this Form 8-K.

            99.3 Unaudited Financial Statements of The Bibb Company, as described in Item 7(a) of this Form 8-K.

            99.4 Unaudited Pro Forma Combined Financial Information of Dan River, as described in Item 7(b) of this Form 8-K.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DAN RIVER INC. (Registrant)



Date:  April 9, 1999                            /S/ Harry L. Goodrich
                                                Harry L. Goodrich
                                                Vice President


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                                 EXHIBIT INDEX


Exhibit No.               Description of Exhibit                                                        Page No.
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

2.1                       Agreement and Plan of Merger, dated as of June 28,
                          1998, as amended August 14, 1998, by and between Dan
                          River Inc. and The Bibb Company (incorporated by reference to Annex A to the Joint Proxy Statement of Dan River and Bibb included in Dan River's
                          Registration Statement on Form S-4 (File No.
                          333-58855)). Disclosure letters and exhibits referenced in the Agreement and Plan of Merger are hereby incorporated by reference. Such disclosure letters and exhibits have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

2.2 Second Amendment to Agreement and Plan of Merger, dated as of September 23, 1998, among Dan River Inc.,
                          DR Acquisition Corp. and The Bibb Company
                          (incorporated by reference to Annex S-A to the Supplement to Joint Proxy Statement of Dan River and
                          Bibb included in Post-Effective Amendment No. 1 to Dan
                          River's Registration Statement On Form S-4 (File No.
                          333-58855)).

20.1                      Joint Proxy Statement of Dan River and Bibb dated
                          August 19, 1998 (incorporated by reference to pages 1 through 63 to Dan River's Registration Statement on
                          Form S-4 (File No. 333-58855)).

20.2 Supplement to Joint Proxy Statement (incorporated by reference to pages S-1 through S-6 of Post-Effective
                          Amendment No. 1 to Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

23.1                      Consent of Arthur Anderson, LLP

99.1                      Press Release, dated October 14, 1998, issued by Dan
                          River Inc.

99.2                      Audited Financial Statements and Schedule of The Bibb
                          Company, as described in Item 7(a) of this Form 8-K.



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

99.3 Unaudited Financial Statements of The Bibb Company, as described in Item 7(a) of this Form 8-K.

99.4                     Unaudited Pro Forma Combined Financial Information of
                         Dan River, as described in Item 7(b) of this Form 8-K.

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